PROMISSORY NOTE

$6,072,000 00                                                 September 20, 1996

     FOR VALUE RECEIVED, Dermot Big Curve, LLC, an Arizona Limited Liability Company, having its principal place of business at 110 Fifteenth Street, Del Mar, California 95814 (hereinafter referred to as "Maker"), promises to pay to the order of Liberty Mortgage Acceptance Corporation, a California corporation at its office at 400 Capitol Mall, Suite 2300, Sacramento, California 95814 (hereinafter referred to as "Payee"), or at such place as the holder hereof may from time to time designate in writing, the principal sum of SIX MILLION SEVENTY TWO THOUSAND AND NO/100 DOLLARS ($6,072,000 00) in lawful money of the United States of America with interest thereon to be computed from the date of this Note at the Applicable Interest Rate (as hereinafter defined), and to be paid in installments as follows:

               1. On the date hereof, (a) a payment of interest only in the amount of $17,050.52 with respect to, and on account of, the period commencing on the date hereof and ending on, and including, the last day of the month in which this Note is executed, and (b) a payment of $51,748.34 on account of the payment otherwise due on the first day of the second full calendar month following the date hereof (or on the first day of the first full calendar month following the date hereof, in the event that the date of this Note is the first day of a calendar month) to be applied (i) to the payment of interest computed at the Applicable Interest Rate, and (ii) the balance applied toward the reduction of the principal sum;

               2. A constant payment of $51,748 34, on the first day of November, 1996 and on the first day of each calendar month thereafter up to and including the first day of September, 2006; each of such payments to be applied (a) to the payment of interest, in arrears, computed at the Applicable Interest Rate, and (b) the balance toward the reduction of the principal sum; and

               3. The balance of said principal sum and all interest thereon shall be due and payable on the first day of October, 2006 (the "Maturity Date").

     Interest on the principal sum of this Note shall be calculated on the basis of a three hundred sixty (360) day year composed of twelve (12) months of thirty
(30) days each except that interest due and payable for a period less than a full month shall be calculated by multiplying the actual number of days elapsed in such period by a daily rate based on said 360 day year.

     The term "Applicable Interest Rate" as used in this Note shall mean from the date of this Note through and including the Maturity Date, a rate of nine and nineteen hundredths percent (9.19%) per annum.

     Other than as expressly set forth in numbered paragraphs 1 and 2 above, all payments made hereunder shall be applied first to late payment charges or other sums owed to Payee, next, to accrued interest, and then to principal, or in such other order or proportion as Payee, in Payee's sole, absolute and subjective discretion., may elect from time to time.

     Maker agrees to an effective rate of interest that is the rate stated above plus any additional rate of interest resulting from any other charges in the nature of interest paid or to be paid by or on behalf of Maker, or any benefic received or to be received by Payee, in connection with this Note.

     1. Events of Default. The whole of the principal sum of this Note, together with all interest accrued and unpaid thereon and all other sums due under the Deed of Trust (as hereinafter defined), the Other Security Documents (as hereinafter defined) and this Note (all such sums hereinafter collectively referred to as the "Debt") shall, without notice, become immediately due and payable at the option of Payee if any payment required in this Note is not paid within five (5) days of the date when due or on the happening of any other default, after the expiration of any applicable notice and grace periods, herein or under the terms of the Deed of Trust (each, an "Event of Default"). All of the terms, covenants and conditions contained in the Deed of Trust and the Other Security Documents are hereby made part of this Note to the same extent and with the same force as if they were fully set forth herein. In the event that it should become necessary to employ counsel to collect all or any portion or the Debt or to protect or foreclose the security hereof, Maker also agrees to pay to Payee its attorneys' fees and expenses for the services of such counsel, whether or not suit be brought, together with all court costs, and the same shall be deemed a part of the Debt and shall be secured by the Deed of Trust and the Other Security Documents. In the event of legal proceedings, court costs and attorneys' fees shall be set by the court and not by a jury.

     2. Prepayment. The principal balance of this Note may not be prepaid, in whole or in part, prior to the commencement of the Fourth (4th) Loan Year (hereinafter defined). Provided no Event of Default has occurred and is continuing, the principal balance of this Note may be prepaid, in whole but not in part, on any scheduled payment date under this Note after the commencement of the fourth (4th) Loan Year upon not less than sixty (60) days' prior written notice to Payee specifying the scheduled payment date on which prepayment is to be made (the "Tender Date") and upon payment of (a) interest accrued and unpaid on the principal balance of this Note to and including the Tender Date, (b) all other sums then due under this Note, the Deed of Trust and the Other Security Documents, and (c) a prepayment consideration (the "Premium") as provided and determined below. In no event, however, shall a Premium be payable with respect to a prepayment, in full, of the principal balance of this Note received during the one hundred eighty (180)-day period immediately preceding, and including, the Maturity Date (the "Refinance Period").

     If any notice of prepayment is given, the principal balance of this Note and the other sums required under the immediately preceding paragraph shall be due and payable on the Tender Date. Payee shall not be obligated to accept any prepayment of the principal balance of this Note unless (a) the payment is accompanied by the required Premium and all other sums required under the immediately preceding paragraph and (b) the prepayment is made on the applicable

Tender Date. If, for any reason, the principal balance of this Note is paid on a date other than a scheduled payment date, in addition to the amounts due and payable hereunder, the Maker shall pay interest accrued and unpaid on the principal balance of this Note to and including the first day of the calendar month immediately following the Tender Date.

     In connection with a prepayment of the whole principal balance of this Note as permitted under the terms of this Note, Maker shall pay a Premium equal to the greater of (a) the present value of the Income Difference (as hereinafter defined), or (b) one percent (1%) of the unpaid principal balance of this Note immediately preceding such prepayment.

     The "Income Difference" is hereby defined, and shall be calculated, as follows:

          (A) Calculate the total amount of interest (the "Interest Income") that would accrue to Payee on account of the principal balance of this Note at the Applicable Interest Rate between the Tender Date and the last day of the Yield Maintenance Period (as hereinafter defined); then

          (B) Calculate the total amount of investment income (the "Investment Income") that would be earned by Payee from the Tender Date through the last day of the Yield Maintenance Period if the principal balance of this Note as of the Tender Date were invested in United States Government general issue Treasury Securities at the Comparable Treasury Rate (as hereinafter defined) during the Yield Maintenance Period, and such investment called for a series of monthly interest payments at that rate throughout the Yield Maintenance Period; then

          (C) Calculate the difference, if any, between the Investment Income and the Interest Income during the Yield Maintenance Period (the "Income Difference") by subtracting the Investment Income from the Interest Income; then

          (D) If the Income Difference is a positive number, the Premium shall be an amount equal to the present value of the Income Difference as of the Tender Date, based on (i) a stream of monthly interest payments corresponding to the stream of payments comprising the Income Difference, and (ii) a discount rate equal to the Comparable Treasury Rate and trading closest to par.

     The "Yield Maintenance Period" means the period of time beginning as of the Tender Date, and ending on the Maturity Date. The "Comparable Treasury Rate" means the rate of interest which is equal to the average yield (determined by Payee as of the date which is seven (7) days prior to the Tender Date) on then generally available United States Government general issue Treasury Securities maturing nearest to the ending date of the Yield Maintenance Period.

     If, following the occurrence of any Event of Default, Maker shall tender payment of an amount sufficient to satisfy the Debt at any time prior to a sale of the Mortgaged Property (as defined in the Deed of Trust), either through foreclosure or the exercise of the other remedies available to Payee under the Deed of Trust, such tender by Maker shall be deemed to be a voluntary prepayment under this Note in the amount tendered and Maker shall, in addition to the entire Debt, also pay to Payee a sum equal to the Premium.

     Maker acknowledges and agrees that such Premium represents a reasonable and fair estimate of compensation for the loss that Payee may sustain from the prepayment of this Note. Maker acknowledges and agrees that it has no right to prepay this Note without paying the Premium except as specifically provided hereinafter and Maker specifically acknowledges and agrees that it shall be liable for the Premium upon any acceleration of this Note in accordance with its terms at any time, in addition to the principal amount and all outstanding interest, fees, penalties and other sums due hereunder, under the Deed of Trust or under any of the Other Security Documents.

     The Premium provided above shall be due, to the extent permitted by applicable law, under any and all circumstances where all or any portion of this
Note is paid prior to the Maturity Date, whether such prepayment is voluntary or involuntary, even if such prepayment results from Payee's exercise of its rights upon Maker's default and acceleration of the maturity date of this Note (irrespective of whether foreclosure proceedings have been commenced), and shall be in addition to any other sums due hereunder, under the Deed of Trust or under any of the Other Security Documents.

     If Payee elects to apply condemnation proceeds or casualty proceeds as a full or partial prepayment of the outstanding principal amount of this Note, such application shall be without payment of a Premium, unless, however, an Event of Default, or an event which, with notice and/or the passage of time, or both, would constitute an Event of Default, has occurred, in which event the applicable Premium shall be due and payable based upon the amount of the prepayment.

     For purposes of this Note, the term "Loan Year" shall mean a period of twelve (12) full consecutive calendar months. The first Loan Year shall commence on the first (1st) day of the first (1st) full calendar month after the date hereof or, if the date hereof is the first (1st) day of a calendar month, on the date hereof, and end on the day immediately preceding the day that is the first anniversary of the date on which the first (1st) Loan Year commences. Each Loan Year after the first (1st) Loan Year shall commence on the date following the last day of the immediately preceding Loan Year and shall continue for a period of twelve (12) full consecutive calendar months.

     3. Default Rate. Maker does hereby agree that if Maker shall fail to pay in full any payment of interest, or of principal and interest, or of any other fee, penalty, sum or amount under this Note, the Deed of Trust, or any of the Other Security Documents, for five (5) days (other than the prepayment of principal and interest due on the Maturity Date), Payee shall be entitled to receive and Maker shall pay interest on the entire unpaid principal sum at the rate per annum equal to the lesser of (i) 4% above the Applicable Interest Rate or (ii) the maximum rate allowed by applicable law (the "Default Rate"); provided, however, that if no maximum legal rate is specified by applicable law, the Default Rate shall be 4% above the Applicable Interest Rate. The Default Rate shall be computed from the first (1st) day after the payment was due (regardless of any right to cure or the five (5) day period referred to above) until all such late payments have been received by Payee and, if any of such late payments are made after any applicable grace and/ cure periods, accepted by Payee as reinstating the Debt. This charge shall be added to the Debt and shall be deemed secured by the Deed of Trust and the Other Security Documents. This clause, however, shall not be construed as an agreement or privilege to extend the date of the payment of any portion of the Debt, nor as a waiver of any other right or remedy accruing to Payee by reason of the occurrence of any Event of Default.

     4. Security for Note. This Note is secured, inter alia, by the Deed of Trust and the Other Security Documents. The term "Deed of Trust" as used in this Note shall mean the Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated the date hereof given by Maker, for the use and benefit of Payee covering the fee simple estate of Maker in certain premises located in Yuma County, State of Arizona (the "Mortgaged Property"), as more particularly described therein and intended to be duly recorded in said county. The term "Other Security Documents" as used in this Note shall mean any and all of the documents other than this Note or the Deed of Trust now or hereafter executed by Maker and/or others and by or in favor of Payee, which wholly or partially secure or guarantee payment of this Note or are otherwise executed and/or delivered in connection with this Note.

     5. Late Charge. If any sum payable under this Note, the Deed of Trust, or any of the Other Security Documents is not paid within five (5) days after the date on which it is due, Maker shall pay to Payee upon demand an amount equal to the lesser of five percent (5%) of such unpaid sum or the maximum amount permitted by applicable law (provided, however, that if no maximum amount is specified by applicable law, such amount shall be five (5) percent) to defray the expenses incurred by Payee in handling and processing such delinquent payment and to compensate Payee for the loss of the use of such delinquent payment and such amount shall be secured by the Deed of Trust and Other Security Documents. Maker acknowledges that it would be extremely difficult or impracticable to determine Payee's actual damages resulting from any late payment or default, and such late charge and the Default Rate are reasonable estimates of those damages and do not constitute a penalty.

     6. Limitation on Recourse. Subject to the terms of this Note, and of the Deed of Trust and the Other Security Documents, Maker's liability for the Debt shall be limited to the full extent of the security for the payment of this Note, being all those properties, rights and interests described in or created by the Deed of Trust and Other Security Documents, which properties, rights and interests include, without limitation, all income, rents, issues and profits of such properties, all funds of Maker held by Payee pursuant to the Deed of Trust and Other Security Documents and all insurance proceeds and condemnation proceeds or awards to which Payee shall be entitled pursuant to the Deed of Trust and Other Security Documents. Except as provided below, (1) no attachment, levy, execution or other writ of process shall be sought or issued upon any property of Maker other than such properties, rights and interests described in or created by the Deed of Trust and Other Security Documents, and (2) if an Event of Default shall occur, any judicial proceedings brought by Payee against

Maker shall be limited to the preservation, enforcement and foreclosure of the liens, rights and security interests provided for in and established by the Deed of Trust and Other Security Documents or at any time hereafter securing the Debt, except with respect to the liabilities described below in this Paragraph. Payee hereby agrees that, if there is a foreclosure of the liens, rights and security interests securing the payment of this Note, by foreclosure, power of sale or otherwise, no judgment for any deficiency upon the Debt shall be sought or obtained by Payee against Maker except as otherwise provided in this Paragraph. Notwithstanding the foregoing, Maker shall be fully and personally liable to Payee and Payee may pursue any and all remedies hereunder or under the Deed of Trust or Other Security Documents, at law, in equity, or otherwise, for all losses, damages, costs and expenses (including, without limitation, attorneys' fees) whatsoever as a result of: (a) the failure to pay any taxes, assessments, mechanic's liens, materialmen's lien or other charges which could create liens or encumbrances on any portion of the property described in the Deed of Trust and Other Security Documents which would be senior to the liens of the Deed of Trust or Other Security Documents and are payable or accrue or are applicable to periods prior to foreclosure under the Deed of Trust or Other Security Documents, including, without limitation, the amount of said taxes, assessments, mechanic's liens, materialmen's liens and other charges; (b) fraud, gross negligence, willful misconduct or material misrepresentation by Maker, any guarantor, endorser or other person responsible for payment of the Debt (a "Guarantor"), or any of their respective principals, officers, employees or agents, or the intentional failure of Maker, Guarantor, or any of their respective principals, officers, employees or agents to disclose any material fact in connection with the loan evidenced by this Note; (c) the misapplication or conversion by Maker, Guarantor, or any of their respective principals, officers, employees or agents of (i) any insurance proceeds paid under any insurance policies (or paid as a result of any other claim or cause of action against any person or entity) by reason of any loss, damage or destruction relating to all or any portion of the Mortgaged Property, (ii) any proceeds, awards or other amounts received in connection with the condemnation or other taking in lieu of condemnation of all or any portion of the Mortgaged Property,
(iii) the amount of Rents (as defined in the Deed of Trust) collected following an Event of Default, including without limitation,. the recovery of all such amounts, or (iv) Rents collected for more than one month in advance; (d) any breach of or default under the provisions of Sections 34 or 35 or 57 of the Deed of Trust, or any indemnification of any items under the provisions of Sections 37(f) to 37(i) inclusive of the Deed of Trust; (e) the failure to pay any Premium to Payee when due hereunder; (f) any waste committed on the Mortgaged Property, damage to all or any portion of the Mortgaged Property as a result of the intentional misconduct or gross negligence of Maker, Guarantor or any of their respective principals, officers, employees or agents, or any removal of any portion of the Mortgaged Property in violation of the terms of the Deed of Trust or Other Security Documents; and (g) any security deposits collected with respect to the Mortgaged Property which are not delivered to Payee upon a foreclosure of the Mortgaged Property or deed in lieu thereof, except to the extent any such security deposits are applied in accordance with the terms and conditions of any of the Leases (as defined in the Deed of Trust) prior to the occurrence of the Event of Default that gave rise to such foreclosure or deed in lieu thereof. In addition, Maker shall be personally liable for the entire Debt, and Payee may pursue any and all remedies hereunder or under the Deed of Trust or Other Security Documents, at law, in equity or otherwise upon a breach or default of or under the provisions of Section 10, or an Event of Default under
Section 21.12, of the Deed of Trust and for any default, breach, act or failure described at clause (b) of the immediately preceding sentence prior to the funding by Payee of the loan evidenced by this Note (Maker's personal recourse obligations under this sentence, together with those recourse obligations set forth in items (a) - (g) of the immediately preceding sentence, are hereinafter referred to as the "Recourse Obligations"). Nothing in this Paragraph shall be deemed to (A) be a release, reduction or impairment of this Note or of the liens and security interests created pursuant to the provisions of the Deed of Trust and any of the Other Security Documents; (B) be a release, reduction or impairment of any of Payee's rights and remedies set forth in the Deed of Trust or Other Security Documents, at law, in equity, by statute, or regulation or otherwise; (C) limit, impair or prejudice the rights of Payee or constitute a waiver as to any conditions of the Note, the Deed of Trust or Other Security Documents or limit, impair or prejudice the rights of Payee or constitute a waiver of the right to secure a deficiency judgment against any person or entity who is now, or who may hereafter be liable for the payment of the Debt; (D) limit, impair or prejudice the rights of Payee to secure a judgment against the parties to that certain Guaranty (as defined in the Deed of Trust) or Environmental Indemnity Agreement (as defined in the Deed of Trust) and seek the collection thereof; or (E) prohibit Payee from naming Maker or any of its successors and assigns or any person holding by, under or through them as parties to any actions, suits or proceedings initiated by Payee to foreclose the lien of the Deed of Trust or the Other Security Documents or otherwise realize upon any other lien or security interest created in any other collateral given to secure the Debt.

     Notwithstanding anything to the contrary in this Note, the Deed of Trust or any of the Other Security Documents, Payee shall not be deemed to have waived any right which Payee may have under Section 506(a), 506(b), 1111(b) or any other provisions of the U.S. Bankruptcy Code to file a claim for the full amount of the Debt or to require that all collateral shall continue to secure all of the Debt owing to Payee in accordance with this Note, the Deed of Trust and the Other Security Documents.

     7. No Oral Modifications. This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Maker or Payee, but only by an agreement in writing signed by the party against whom enforcement of any such modification, amendment, waiver, extension, change, discharge or termination is sought.

     8. Liability. If Maker consists of more than one person or entity, the obligations and liabilities of each such person or entity shall be joint and several.

     9. Waivers. Maker and all others who may become liable for the payment of all or any part of the Debt do hereby severally waive presentment and demand for payment, notice of dishonor, protest, notice of protest and notice of non-payment, notice of intent to accelerate the maturity hereof (and of such acceleration) and, except as specifically provided herein, in the Deed of Trust or in any of the Other Security Documents, any other notice.

     10. Authority. Maker (and the undersigned representative of Maker) represents that Maker has full power, authority and legal right to execute, deliver and perform its obligations pursuant to this Note, the Deed of Trust and the Other Security Documents and that this Note, the Deed of Trust and the Other Security Documents constitute valid and binding obligations of Maker.

     11. Governing Laws. This Note shall be governed and construed in accordance with the laws of the State in which the Mortgaged Property is located (excluding the choice of law rules thereof) and the applicable laws of the United States of America.

     12. Severability. Whenever possible, each provision of this Note shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision or part of any provision of this Note shall for any reason be held invalid, illegal or unenforceable, in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision or the remaining part of any effective provision of this Note, and this Note shall be construed as if such invalid, illegal, or unenforceable provision or part thereof had never been contained herein, but only to the extent of its invalidity, illegality, or unenforceability. To the extent permitted by applicable law, the parties hereto hereby waive any provision of law that renders any provision or part of any provision hereof invalid, illegal or unenforceable.

     13. Time of the Essence. Time is of the essence as to the performance of Maker's obligations hereunder.

     14. Remedies Cumulative. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies which Payee has hereunder, under the Deed of Trust, or under the Other Security Documents or would otherwise have at law, in equity, by statute, or regulation or otherwise. The failure of Payee to insist upon strict performance of any term hereof shall not be deemed to be a waiver of any term of this Note.

     15. WAIVER OF JURY TRIAL. MAKER HEREBY WAIVES THE RIGHT TO A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS NOTE, THE DEED OF TRUST AND THE OTHER SECURITY DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY MAKER, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. PAYEE IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY MAKER.

     16. Notices. Any notice, demand, statement, request or consent made hereunder shall be in writing and shall be deemed given when postmarked, addressed and mailed by first class mail to the address, as set forth above, of the party to whom such notice is to be given, or to such other address as Maker or Payee, as the case may be, shall in like manner designate in writing.

     17. Character of Loan. Maker represents that the proceeds of the Loan shall be used for business or commercial purposes and not for personal, family or household purposes.

     18. Unconditional Payments. To the extent that Maker makes any payment or Payee receives any payment or proceeds for Maker's benefit, which are subsequently invalidated, declared to be fraudulent or preferential, or are set aside or required to be repaid to a trustee, debtor in possession, receiver, custodian or any other party under any bankruptcy law, common law or equitable cause, then, to such extent, the obligations of Maker hereunder intended to be satisfied as a result of such payment shall be revived and continue as if such payment or proceeds had not been received by Payee.

     19. No Waivers by Payee. The failure of Payee to insist upon strict performance of any term hereof shall not be deemed to be a waiver of any term of this Note. Payee may waive any Event of Default without waiving any other prior or subsequent Event of Default. Payee may remedy any Event of Default without waiving the Event of Default remedied. Neither the failure by Payee to exercise, nor the delay by Payee in exercising, any right, power or remedy upon any Event of Default shall be deemed to be a waiver of such Event of Default or as a waiver of the right to exercise any such right, power or remedy at a later date. No notice to nor demand on Maker in any case shall of itself entitle Maker to any other or further notice or demand in similar or other circumstances. Acceptance by Payee of any payment in an amount less than the amount due on any of the Debt shall be deemed an acceptance on account only and shall not waive or in any way affect the existence of an Event of Default or Payee's right to collect the balance of the Debt. Maker shall not be relieved of Maker's obligations hereunder by reason of (a) the failure of Payee to comply with any request of Maker or any Guarantor to take any action to foreclose the Deed of Trust or otherwise enforce any of the provisions thereof or of this Note or the Other Security Documents, (b) the release, regardless of consideration, of the whole or any part of the Mortgaged Property, or of any Guarantor, (c) any agreement or stipulation by Payee extending the time of payment or otherwise modifying or supplementing the terms of this Note, the Deed of Trust or the Other Security Documents and (d) the failure, inability or delay of Payee to enforce any right or remedy under any Other Security Document. Payee may resort for the payment of the Debt to any other security held by Payee in such order and manner as Payee, in its discretion, may elect. Payee may take action to recover the Debt, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Payee thereafter to foreclosure of the Deed of Trust or the Other Security Documents, or otherwise exercise any right or remedy available under applicable law or in equity. The rights and remedies of Payee under this Deed of Trust, the Other Security Documents, applicable law or equity shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Payee shall be construed as an election to proceed under any one provision therein to the exclusion of any other provision. Payee shall not be limited exclusively to the rights and remedies therein stated but shall be entitled to every right and remedy now or hereafter afforded at law or in equity.

     20. General Provisions. The terms and provisions hereof shall be binding upon and inure to the benefit of Maker and Payee and their respective heirs, executors, legal representatives, successors, successors-in-title and assigns, whether by voluntary action of the parties or by operation of law. As used herein, the terms "Maker" and "Payee" shall be deemed to include their respective heirs, executors, legal representatives, successors, successors-in-title and assigns, whether by voluntary action of the parties or by operation of law. All personal pronouns used herein, whether used in the masculine, feminine or neuter gender, shall include all other genders. All singular nouns shall include the plural, and vice versa, and shall be read as the context requires. Titles of sections are for convenience only and in no way define, limit, amplify or describe the scope or intent of any provisions hereof. This Note, the Deed of Trust and the Other Security Documents contain the entire agreements between the parties hereto relating to the subject matter hereof and thereof and all prior agreements relative hereto and thereto which are not contained herein or therein are superseded and terminated.


         [THE BALANCE OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, Maker has duly executed this Note the day and year first above written.

WITNESS:                                    MAKER:
-------                                     -----

________________________________            Dermot Big Curve, LLC, an Arizona
                                             limited liability company

                                            By:   Dickey Realty Ltd., a
                                                   California corporation, its
                                                   Managing Member


                                                  By:/s/ William P. Dickey
                                                         -----------------------
                                                   Name: William P. Dickey
                                                  Title: President


Pay to the order of____________________________________________________________,
without recourse.

                                       _________________________________________

                                       By:______________________________________
                                             Name:
                                             Title:

CERTIFICATE OF ACKNOWLEDGMENT

State of California   )   On September 18, 1996 before me,     Barry P. Wick
                             ------------------           ----------------------
                      )SS.         (date)            (name and title of officer)
County of San Diego   )   Notary Public , personally appeared William P. Dickey,
                          -------------
                          President of Dickey Realty, Ltd., personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/ their authorized capacity(ies), and that by his/her/ their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.
                          WITNESS my hand and official seal.

                          /s/ Barry P. Wick
                              --------------------------------------------------
                              Barry P. Wick
                              Notary's Signature